UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2010

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 18, 2010, we entered into Amendment No. 1 to Acquisition and Refinancing Bridge Credit Agreement (the “Amendment”), among the lenders named therein and Citibank, N.A., as paying agent, to amend our Acquisition and Refinancing Bridge Credit Agreement dated as of November 9, 2009 (as amended, the “Agreement”), among the lenders named therein, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as joint bookrunners, and Deutsche Bank AG Cayman Island Branch and Citibank, N.A., as co-administrative agents. The Agreement was amended to increase the term loan facility by £1.6 billion to an aggregate of £7.1 billion.

We expect to use the borrowings under the Agreement, or if available, proceeds from alternative financing sources, to finance the proposed acquisition of Cadbury plc and to refinance certain indebtedness of Cadbury plc and its subsidiaries. Borrowings under the Agreement are also available for general corporate purposes of Kraft Foods and our subsidiaries. Some of the lenders under the Agreement and their affiliates have various relationships with us and our subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, we and certain of our subsidiaries have entered into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in that filing.

On January 19, 2010, Kraft Foods Inc., a Virginia corporation, issued an announcement describing the detailed terms of a recommended final offer to acquire each outstanding ordinary share of Cadbury plc (the “Offer”). A copy of the announcement is attached as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

On January 19, 2010, we issued a letter to our shareholders relating to the cancellation of our special meeting of shareholders scheduled for February 1, 2010. On January 19, 2010, we also distributed the Chairman and CEO’s message to employees regarding the Offer. Copies of the letter to shareholders and the Chairman and CEO’s message to employees are attached hereto as Exhibits 99.3 and 99.4.

On January 19, 2010, our independent registered accounting firm, PricewaterhouseCoopers LLP (“PwC”), delivered to us a currently dated and reissued report on our profit estimate regarding earnings per share. This report was prepared at our request to meet our obligations under The City Code on Takeovers and Mergers (the “Takeover Code”) issued by The Panel on Takeovers and Mergers in connection with the Offer. A copy of our profit estimate, the bases for the profit estimate and a copy of the profit estimate report are furnished as Exhibits 99.5 and 99.6 to this report.

On January 19, 2010, Lazard & Co., Limited, Centerview Partners UK LLP, Citigroup Global Markets Limited and Deutsche Bank AG, London Branch (together, the “Financial Advisors”) delivered to us a currently dated and reissued report on our profit estimate regarding earnings per share. This report was prepared at our request to enable us to meet our obligations under the Takeover Code in connection with the Offer. A copy of the Financial Advisors’ report is furnished as Exhibit 99.7 to this report.

On January 19, 2010, the Kraft Foods Board of Directors made a statement pursuant to Rule 28.5 of the Takeover Code regarding the discretionary cash flow guidance first announced on November 3, 2009 and PwC and the Financial Advisors each indicated that they have no objection to their respective reports in respect of that discretionary cash flow guidance (as set out in the document dated December 4, 2009 issued by us in connection with the Offer) continuing to apply. A copy of this statement and confirmation is furnished as Exhibit 99.8 to this report.

On January 19, 2010, we issued a notification of publication on our website of revised offer documents in connection with the Offer. A copy of the website notification is furnished as Exhibit 99.9 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit Number	Description
99.1	Amendment No. 1 to Acquisition and Refinancing Bridge Credit Agreement, dated January 18, 2010.
99.2	Rule 2.5 Announcement, dated January 19, 2010.
99.3	Letter to Kraft Foods Shareholders, dated January 19, 2010.
99.4	Chairman and CEO’s Message to Employees, dated January 19, 2010.
99.5	Kraft Foods Profit Estimate Report.
99.6	Report of the Reporting Accountant, PricewaterhouseCoopers LLP, on Profit Estimate, dated January 19, 2010.
99.7	Report of the Financial Advisors on Profit Estimate, dated January 19, 2010.
99.8	Rule 28.5 Statement, dated January 19, 2010, regarding discretionary cash flow guidance.
99.9	U.S. Website Notification

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the proposed combination with Cadbury plc. Such statements include statements about certain issuances by Kraft Foods of equity securities to finance the proposed combination with Cadbury plc or to refinance certain indebtedness, and other such items, based on our plans, estimates and projections. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those indicated in any such forward-looking statements. Such factors include, but are not limited to, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed combination, and the risk factors set forth in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: January 19, 2010		/S/ CAROL J. WARD
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary